UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2014 (January 31, 2014)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    2.01    Completion of Acquisition or Disposition of Assets.

As previously reported, on December 16, 2013, Inland Diversified Real Estate Trust, Inc., a Maryland corporation (the “Company”), Inland Diversified Cumming Market Place, L.L.C., a Delaware limited liability company and subsidiary of the Company (“Market Place”), and Bulwark Corporation, a Delaware corporation and subsidiary of the Company, entered into two Purchase and Sale Agreements with Realty Income Corporation, a Maryland corporation and unaffiliated third party purchaser (the “Purchaser”), collectively providing for the sale of a total of 84 single tenant, net-leased properties to the Purchaser.
The Purchase and Sale Agreement by and among the Company, Market Place, and the Purchaser (the “Net-Lease Purchase Agreement”) provides for (1) the sale by the Company to the Purchaser of 100% of the issued and outstanding limited liability company membership interests (collectively, the “Purchased Interests”) in certain Delaware limited liability companies (collectively, the “Purchased Entities”) which own, directly or indirectly, a portfolio of 74 net-leased commercial real estate properties (collectively, the “Net-Lease Properties”), and (2) the sale by Market Place to the Purchaser of fee simple title to a single net-leased commercial real estate property located in Cumming, Georgia (the “Market Place Property,” and together with the Purchased Interests, the “Purchased Assets”). Upon the closing of the sale of the Purchased Interests, each of the Purchased Entities will become a wholly-owned subsidiary of the Purchaser and the Purchaser will acquire indirect ownership of the Net-Lease Properties. The Net-Lease Purchase Agreement provides that the Purchased Assets will be sold in two separate tranches (referred to herein as “Tranche I” and “Tranche II”).
The closing of Tranche I (“Tranche I Closing”) occurred on January 31, 2014, resulting in the sale by the Company to the Purchaser of Purchased Interests in Purchased Entities which own a total of 46 of the Net-Lease Properties (collectively, the “Tranche I Properties”) for an aggregate cash purchase price of approximately $202.0 million. The purchase price paid by the Purchaser at the Tranche I Closing reflects customary adjustments for a transaction of this type, including for mortgage indebtedness secured by certain of the Tranche I Properties assumed by the Purchaser, and proration for rent, expenses, deposits, taxes and other customary items. Pursuant to the Net-Lease Purchase Agreement, the Company paid certain costs and expenses incurred in connection with the Tranche I Closing, including all costs and expenses, including lenders’ attorney fees, in connection with the Purchaser’s assumption of mortgage loans secured by certain of the Tranche I Properties and all transfer, excise, documentary, stamp or similar taxes triggered by the sale. The Company used a portion of the proceeds from the sale to pay down approximately $52.5 million in indebtedness currently outstanding under the Company's line of credit.
The foregoing description of the Net-Lease Purchase Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Net-Lease Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 17, 2013.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the 84 properties that will be sold in this transaction. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among other things, the ability of the closing conditions to be satisified and the risks discussed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, which filings

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are available from the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.
Item     9.01    Financial Statements and Exhibits.
(b)           Pro forma financial information
Inland Diversified Real Estate Trust, Inc.

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Inland Diversified Real Estate Trust, Inc.
Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited consolidated pro forma financial statements of Inland Diversified Real Estate Trust, Inc. (the "Company") have been prepared to provide financial information with respect to:

•	the sale of 46 properties for a purchase price of approximately $202.0 million ("Tranche I Properties")

•	the expected sale of 29 properties for an estimated purchase price of approximately $228.7 million ("Tranche II Properties")

•
the expected sale of 9 properties for an estimated purchase price of approximately $72.3 million ("Tranche III Properties" and together with the Tranche I Properties and Tranche II Properties, the "Properties")

The unaudited pro forma Consolidated Balance Sheet as of September 30, 2013 is presented as if the transactions described above occurred on September 30, 2013.
The unaudited pro forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and the years ended December 31, 2012, 2011 and 2010 are presented as if the transactions described above occurred on January 1, 2010.
The pro forma statements presented assume the sale of Tranche II Properties and Tranche III Properties close; significant variances may occur in the pro forma information if one or both of Tranche II Properties and Tranche III Properties do not close or the Company's estimated proceeds differ from actual results.
In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the sale of the Properties have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual results of operations or financial condition would have been had the sale of the Properties occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company. The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the financial statements as filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Inland Diversified Real Estate Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2013
(Dollars in thousands, except per share amounts)

	Historical (A)	Disposition of Properties (B)	Pro Forma
Assets:
Investment properties:
Land	$392,756	$(89,365)	$303,391
Building and improvements	1,662,261	(315,958)	1,346,303
Construction in progress	7,275	—	7,275
Total	2,062,292	(405,323)	1,656,969
Less accumulated depreciation	(99,919)	17,592	(82,327)
Net investment properties	1,962,373	(387,731)	1,574,642
Cash and cash equivalents (C)	43,870	221,588	265,458
Restricted cash and escrows (D)	7,687	20,973	28,660
Investment in marketable securities	35,100	—	35,100
Investment in unconsolidated entities	447	—	447
Accounts and rents receivable, net	23,798	(4,052)	19,746
Acquired lease intangibles, net	261,487	(61,675)	199,812
Deferred costs, net	9,393	(2,651)	6,742
Other assets (E)	8,780	(984)	7,796
Total assets	$2,352,935	$(214,532)	$2,138,403

Liabilities and Equity
Liabilities:
Mortgages, credit facility and securities margin payable	$1,249,328	$(244,256)	$1,005,072
Accounts payable and accrued expenses	8,357	(1,001)	7,356
Distributions payable	5,789	—	5,789
Accrued real estate taxes payable	11,693	(1,167)	10,526
Deferred investment property acquisition obligations	35,066	—	35,066
Other liabilities (E)	16,676	(5,056)	11,620
Acquired below market lease intangibles, net	47,799	(1,376)	46,423
Due to related parties	1,917	—	1,917
Total liabilities	1,376,625	(252,856)	1,123,769

Redeemable noncontrolling interests	67,919	(1,416)	66,503

Stockholders' equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	—	—	—
Common stock, $.001 par value, 2,460,000,000 shares authorized, 117,380,185 shares issued and outstanding as of September 30, 2013	117	—	117
Additional paid in capital, net of offering costs of $118,182 as of September 30, 2013	1,049,412	—	1,049,412
Accumulated distributions and net loss	(143,360)	40,640	(102,720)
Accumulated other comprehensive income (E)	2,222	(900)	1,322
Total stockholders’ equity	908,391	39,740	948,131

Total liabilities and equity	$2,352,935	$(214,532)	$2,138,403

See accompanying notes to the pro forma consolidated financial statements

Inland Diversified Real Estate Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2013
(Dollars in thousands, except per share amounts)

	Historical (F)	Disposition of Properties (G)	Pro Forma
Income:
Rental income	$131,667	$(26,744)	$104,923
Tenant recovery income	28,295	(1,741)	26,554
Other property income	5,441	(87)	5,354
Total income	165,403	(28,572)	136,831

Expense:
General and administrative expenses	5,650	—	5,650
Acquisition related costs	180	—	180
Property operating expenses	26,912	(1,486)	25,426
Real estate taxes	16,784	(1,405)	15,379
Depreciation and amortization	67,574	(11,749)	55,825
Business management fee - related party (H)	10,909	(231)	10,678
Total expenses	128,009	(14,871)	113,138

Operating income	37,394	(13,701)	23,693

Interest, dividend and other income	2,426	—	2,426
Realized loss on sale of marketable securities	640	—	640
Interest expense	(39,964)	8,659	(31,305)
Equity in income of unconsolidated entities	197	—	197

Net income (loss) from continuing operations	693	(5,042)	(4,349)

Less: net income attributable to redeemable noncontrolling interests	(1,744)	53	(1,691)

Net loss attributable to common stockholders before discontinued operations	$(1,051)	$(4,989)	$(6,040)

Net loss attributable to common stockholders before discontinued operations per common share, basic and diluted	$(0.01)		$(0.05)

Weighted average number of common shares outstanding, basic and diluted	116,253,872		116,253,872

See accompanying notes to the pro forma consolidated financial statements

Inland Diversified Real Estate Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2012
(Dollars in thousands, except per share amounts)

	Historical (I)	Disposition of Properties (G)	Pro Forma
Income:
Rental income	$109,835	$(19,129)	$90,706
Tenant recovery income	22,052	(876)	21,176
Other property income	2,448	(116)	2,332
Total income	134,335	(20,121)	114,214

Expense:
General and administrative expenses	4,269	—	4,269
Acquisition related costs	5,868	—	5,868
Property operating expenses	21,221	(1,002)	20,219
Real estate taxes	13,970	(669)	13,301
Depreciation and amortization	53,239	(8,406)	44,833
Business management fee - related party (H)	1,500	(175)	1,325
Total expenses	100,067	(10,252)	89,815

Operating income	34,268	(9,869)	24,399

Interest, dividend and other income	2,556	—	2,556
Realized loss on sale of marketable securities	26	—	26
Interest expense	(34,001)	6,354	(27,647)
Equity in income of unconsolidated entities	17	—	17

Net income (loss) from continuing operations	2,866	(3,515)	(649)

Less: net income attributable to noncontrolling interests	(41)	—	(41)
Less: net income attributable to redeemable noncontrolling interests	(209)	27	(182)

Net income (loss) attributable to common stockholders before discontinued operations	$2,616	$(3,488)	$(872)

Net income (loss) attributable to common stockholders before discontinued operations per common share, basic and diluted	$0.03		$(0.01)

Weighted average number of common shares outstanding, basic and diluted	91,146,154		91,146,154

See accompanying notes to the pro forma consolidated financial statements

Inland Diversified Real Estate Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)

	Historical (I)	Disposition of Properties (G)	Pro Forma
Income:
Rental income	$58,073	$(7,253)	$50,820
Tenant recovery income	12,379	(38)	12,341
Other property income	1,663	(78)	1,585
Total income	72,115	(7,369)	64,746

Expense:
General and administrative expenses	2,770	—	2,770
Acquisition related costs	2,963	—	2,963
Property operating expenses	12,296	(287)	12,009
Real estate taxes	7,789	(38)	7,751
Depreciation and amortization	28,980	(3,266)	25,714
Business management fee - related party (H)	1,000	(62)	938
Total expenses	55,798	(3,653)	52,145

Operating income	16,317	(3,716)	12,601

Interest, dividend and other income	871	—	871
Realized loss on sale of marketable securities	365	—	365
Interest expense	(19,835)	2,403	(17,432)
Equity in income of unconsolidated entities	105	—	105

Net loss from continuing operations	(2,177)	(1,313)	(3,490)

Less: net income attributable to noncontrolling interests	(102)	—	(102)

Net loss attributable to common stockholders before discontinued operations	$(2,279)	$(1,313)	$(3,592)

Net loss attributable to common stockholders before discontinued operations per common share, basic and diluted	$(0.05)		$(0.09)

Weighted average number of common shares outstanding, basic and diluted	42,105,681		42,105,681

See accompanying notes to the pro forma consolidated financial statements

Inland Diversified Real Estate Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2010
(Dollars in thousands, except per share amounts)

	Historical (I)	Disposition of Properties (G)	Pro Forma
Income:
Rental income	$14,324	$(1,681)	$12,643
Tenant recovery income	3,282	—	3,282
Other property income	592	(13)	579
Total income	18,198	(1,694)	16,504

Expense:
General and administrative expenses	1,872	—	1,872
Acquisition related costs	1,953	—	1,953
Property operating expenses	3,321	(61)	3,260
Real estate taxes	2,262	—	2,262
Depreciation and amortization	5,669	(707)	4,962
Business management fee - related party (H)	603	(17)	586
Total expenses	15,680	(785)	14,895

Operating income	2,518	(909)	1,609

Interest, dividend and other income	358	—	358
Realized loss on sale of marketable securities	(2)	—	(2)
Interest expense	(4,522)	433	(4,089)
Equity in income of unconsolidated entities	1	—	1

Net loss from continuing operations	(1,647)	(476)	(2,123)

Less: net income attributable to noncontrolling interests	(96)	—	(96)

Net loss attributable to common stockholders before discontinued operations	$(1,743)	$(476)	$(2,219)

Net loss attributable to common stockholders before discontinued operations per common share, basic and diluted	$(0.13)		$(0.16)

Weighted average number of common shares outstanding, basic and diluted	13,671,936		13,671,936

See accompanying notes to the pro forma consolidated financial statements

Inland Diversified Real Estate Trust, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

(A)	The historical column represents the Company's Consolidated Balance Sheet as of September 30, 2013 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Represents adjustments to reflect the sale of the Properties as if the sales occurred on September 30, 2013.

(C)
Represents the expected net cash proceeds to be received by the Company after repayment of mortgages secured by the Properties sold and $1,575 principal reduction on a mortgage securing property retained by the Company.

(D)	Represents restricted cash proceeds received from the sale of Tranche III Properties which will be used to potentially fund a future tax-free exchange under Section 1031 of the Internal Revenue Code.

(E)	Principally, represents the settlement of swaps, $724 thousand in other assets and $3,922 thousand in other liabilities, related to the Properties sold.

(F)	The historical column represents the Company's Consolidated Statement of Operations for the nine months ended September 30, 2013 as filed with the Securities and Exchange Commission on Form 10-Q.

(G)
Represents adjustments to reflect the sale of the Properties as if the sales occurred on January 1, 2010 for the nine months ended September 30, 2013 and each of the years ended December 31, 2012, 2011 and 2010.

(H)	Represents adjustments to reduce the business management fee - related party due to the sale of the Properties.

(I)	The historical column represents the Company's Statements of Operations for the years ended December 31, 2012, 2011 and 2010 as filed with the Securities and Exchange Commission on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	February 6, 2014	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title:	Chief Financial Officer